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                                                                    EXHIBIT 10.1

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

         THIS FIRST AMENDMENT ("Amendment") to that certain Employment Agreement (the "Employment Agreement" ) dated as of November 2, 1998 (the" Effective Date") by and between Team, Inc., a Texas corporation (the "Company" or "Team"), and Philip J. Hawk ("Hawk"), is hereby made effective as of October 1, 2001 (the "Amendment Date"). Hawk and the Company are sometimes collectively referred to herein as the "Parties".

         WHEREAS, the Agreement provides in Section 7 thereof that unless sooner terminated pursuant to Section 8, the Term of the Agreement shall terminate on January 31, 2002; and,

         WHEREAS, the Parties wish to amend the Agreement to provide among other things that unless sooner terminated pursuant to Section 8, the Term of the Agreement shall terminate on January 31, 2005; and,

         WHEREAS, the Parties wish to further amend the Agreement to correctly reflect Hawk's current Base Compensation and to eliminate certain provisions contained therein that are no longer operative.

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Agreement is hereby amended as follows:

         1. Section 3.a. is hereby amended to reflect that Hawk's annual Base Compensation was increased effective September 15, 2001 to Two Hundred Seventy Five Thousand Dollars ($275,000).

         2. Section 5.c. Simultaneously with the execution of this Amendment, the Parties have also entered into the First Amendment to The Price Vested Stock Option Agreement that was entered into as of November 2, 1998 pursuant to
Section 5.c. of the Employment Agreement. The second sentence of the Employment Agreement is hereby amended to provide in the entirety as follows:

         "The PVOs shall be generally subject to the same conditions and restrictions as the SNOs; provided, however, that (i) in the event that this Agreement is terminated as provided in Section 8.a herein or as provided in Section 8.c. herein, the PVOs shall become fully vested as of the effective date of such termination, and in the event that a "Change of Control" of Team (as that term is defined in Section 25.b of this Agreement) occurs while Hawk is employed by Team: (i) in a transaction that is not recommended by the Board, or (ii) in a transaction that is recommended by the Board other than a "Management Buyout Transaction" as that term is defined in Section 2 of the First Amendment to The Price Vested Stock Option Agreement, then all of the PVOs shall, notwithstanding anything to the contrary contained herein, become fully vested immediately prior to the consummation of such Change of Control Transaction, irrespective of any termination of this Agreement."



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         3. Section 6. The second sentence of Section 6 is hereby amended to provide in the entirety as follows:

         "Team shall pay Hawk's YPO membership and meeting expenses."

         4. Section 7. The first sentence of Section 7 is hereby amended to provide in the entirety as follows:

         "The Term ("Term") of this Agreement commenced as of the Effective Date and, unless sooner terminated by the Parties pursuant to Section 8, shall terminate on January 31, 2005."

         5. Agreement Reconfirmed. The only modifications to the Agreement are those specifically provided herein and the Parties agree that the Agreement, as amended by this Amendment, shall continue in full force and effect in accordance with its terms. Capitalized terms not otherwise defined in this Amendment shall have the meanings given to them in the Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the Amendment Date.


                                        TEAM, INC.


                                        By: /s/ JACK M. JOHNSON, JR.
                                           -------------------------------------
                                                Jack M. Johnson, Jr.,
                                                Director and Chairman of the
                                                Compensation Committee


                                        /s/ PHILIP J. HAWK
                                        ----------------------------------------
                                        PHILIP J. HAWK



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